SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         -------------------------------
        Date of Report (Date of Earliest Event Reported): March 22, 2001
                          e.spire Communications, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


State of Delaware                   0-25314            52-1947746
- ---------------------------         --------          --------------------------
(State or other jurisdiction of    (Commission        (I.R.S. Employer
incorporation or organization)      File No.)         Identification No.)

12975 Worldgate Drive
Herndon, Virginia 20701
(Address of Principal Executive                                      (Zip Code)
Offices)

(703) 639-6000
- ------------------------------------
(Registrant's telephone number,
including area code)



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Item 3. Bankruptcy or Receivership.

On March 22, 2001, e.spire Communications, Inc. ("e.spire") and its domestic subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (File No. 01-00974).


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     e.spire Communications, Inc.
                                     By:

                                      /s/ Juliette Pryor
         Date:  April 2, 2001         _________________________________
                                      Juliette Pryor, Senior Vice President,
                                      General Counsel and Secretary